UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2023 (October 23, 2023)

Innovative International Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40964	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24681 La Plaza Ste 300

Dana Point, CA 92629

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (805) 907-0597

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	IOACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the Units	IOAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	IOACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 23, 2023, Zoomcar, Inc. (“Zoomcar”), a party to the previously-disclosed Agreement and Plan of Merger and Reorganization, dated as of October 13, 2022 (as may be amended or supplemented, the “Merger Agreement”), with Innovative International Acquisition Corp., a Cayman Islands exempted company (together with its successors, including continuation by way of transfer out of the Cayman Islands and into the State of Delaware in connection with the proposed Business Combination, “Innovative”) and other parties thereto (the transactions contemplated by Merger Agreement, including the issuance by Innovative of securities in connection therewith, the “Business Combination”), distributed to its stockholders and stockholders of Zoomcar’s Indian subsidiary, Zoomcar India Private Limited (collectively, “Zoomcar Stockholders”), materials, as further described below, for the purpose of consents to the proposed Business Combination from stockholders of record as of the previously-determined record date of September 30, 2023 (such materials, the “Consent Solicitation Materials”).

The Consent Solicitation Materials, as further described below, consisted of, with respect to the Business Combination, the Joint Proxy Statement for Extraordinary General Meeting of Shareholders of Innovative International Acquisition Corp./Consent Solicitation Statement for Stockholders of Zoomcar, Inc. and Prospectus of Innovative International Acquisition Corp. dated October 2, 2023 and Supplement No. 1 to Joint Proxy Statement for Extraordinary General Meeting of Shareholders of Innovative International Acquisition Corp./Consent Solicitation Statement for Stockholders of Zoomcar, Inc. and Prospectus of Innovative International Acquisition Corp. dated October 20, 2023 (together, and as may be further amended or supplemented, the “Joint Proxy/Written Consent Solicitation Statement”), and also incorporate any other information about the proposed Business Combination as may be contained in public filings by Innovative with the U.S. Securities and Exchage Commission (“SEC”), including future Innovative filings with the SEC (collectively, “Public Filings”).

The Consent Solicitation Materials also included materials and information about stockholder consents being solicited by Zoomcar to a proposed amendment (the “Charter Amendment”) to Zoomcar’s existing certificate of incorporation and a proposed amendment to Zoomcar’s investor rights agreement to which holders of Zoomcar preferred shares are party (the “IRA Amendment”, and together with the IRA Amendment, the “Pre-Closing Amendments”), each as further described in the Joint Proxy Statement/Written Consent Solicitation Statement filed with the SEC. Each Pre-Closing Amendment requires approval by holders of certain series of outstanding preferred shares, among other approval thresholds; these requirements may not be satisfied timely or at all. Approval of the Pre-Closing Amendments is not a required condition to consummating the Business Combination but Zoomcar believes their adoption is important and, in the case of the Charter Amendment, because timely consummation of the proposed Business Combination may not be achievable unless the amendments regarding automatic conversion of preferred to common shares immediately prior to the proposed Business Combination are effected. Zoomcar cannot assure that either Pre-Closing Amendment will be approved by the requisite number of Zoomcar shares, timely or at all.

The Consent Solicitation Materials also included a Letter to Stockholders, a document prepared by Zoomcar management intended to addressed “Frequently Asked Questions,” including questions received by Zoomcar about the proposed Business Combination and the proposed Pre-Closing Amendments and a Certificate of Conversion Price Adjustments required to be delivered to certain holders of Zoomcar preferred shares in accordance with the terms of Zoomcar’s Charter in connection with previously completed Zoomcar financing transactions. Additionally, the Consent Solicitation Materials incorporate information about appraisal rights that may be available to Zoomcar, Inc. stockholders under Section 262 of the Delaware General Corporation Law and provide Zoomcar Stockholders with information as to where and how stockholders can obtain additional information about the proposed Business Combination and about the matters that are the subject of the consents solicited from the Zoomcar Stockholders.

Zoomcar engaged Advantage Proxy, Inc. (the “Solicitation Agent”) to distribute the Consent Solicitation Materials and assist Zoomcar with the consent solicitation process in connection with which the Solicitation Agent will receive aggregate compensation of $8,500.00

The Consent Solicitation Materials require that Zoomcar Stockholders return written consents to the Business Combination proposal and the proposed Pre-Closing Amendments no later than 5:00 p.m. Eastern Time on October, 31, 2023, and contain instructions on how to complete the consent form.

As of the date of the Consent Solicitation Materials, the Zoomcar Stockholders have not approved the proposed Business Combination or the Pre-Closing Amendments and it cannot be assured that the Zoomcar Stockholders will approve such transactions and amendments by the date requested, or at all.

If the requisite numbers of shares held by Zoomcar Stockholders do not approve the Business Combination, a required condition to the closing pursuant to the terms of the Merger Agreement will not be satisfied and the proposed Business Combination will not be consummated.

The information set forth in this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Innovative convened an extraordinary general meeting of shareholders (the “Meeting”) on Wednesday, October 25, 2023, at 11:00 a.m., Eastern Time. The Meeting was held virtually at https://web.lumiagm.com/228230513. The Meeting was adjourned to a later date in order to allow more time for the parties to consider and finalize financing and transaction terms. The adjourned meeting will be held virtually at https://web.lumiagm.com/228230513, to consider and vote upon the proposals described in the notice of meeting that was sent on or about October 3, 2023 to each shareholder of record as of the close of business on September 20, 2023.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning.

These forward-looking statements and factors that may cause actual results and the timing of events to differ materially from the anticipated results include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the transactions contemplated therein to fail to close; (2) the outcome of any legal proceedings that may be instituted against Innovative, Zoomcar, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Innovative or stockholders of Zoomcar; (4) the inability of Zoomcar to satisfy other conditions to closing; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (6) the ability to meet stock exchange listing standards in connection with and following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Zoomcar as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain its reputation, grow its customer base, maintain relationships with customers and suppliers and retain its management and key employees; (9) the impact of the COVID-19 pandemic on the business of Zoomcar and the combined company (including the effects of the ongoing global supply chain shortage); (10) Zoomcar’s limited operating history and history of net losses; (11) Zoomcar’s customer concentration and reliance on a limited number of key technology providers and payment processors facilitating payments to and by Zoomcar’s customers; (12) costs related to the Business Combination; (13) unfavorable interpretations of laws or regulations or changes in applicable laws or regulations; (14) the possibility that Zoomcar or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (15) Zoomcar’s estimates of expenses and profitability; (16) the evolution of the markets in which Zoomcar competes; (17) political instability associated with operating in current and future emerging markets Zoomcar has entered or may later enter; (18) risks associated with Zoomcar maintaining inadequate insurance to cover risks associated with business operations now or in the future; (19) the ability of Zoomcar to implement its strategic initiatives and continue to innovate its existing products; (20) the ability of Zoomcar to adhere to legal requirements with respect to the protection of personal data and privacy laws; (21) cybersecurity risks, data loss and other breaches of Zoomcar’s network security and the disclosure of personal information or the infringement upon Zoomcar’s intellectual property by unauthorized third parties; (22) risks associated with the performance or reliability of infrastructure upon which Zoomcar relies, including, but not limited to, internet and cellular phone services; (23) the risk of regulatory lawsuits or proceedings relating to Zoomcar’s products or services; (24) increased compliance risks associated with operating in multiple foreign jurisdictions at once, including regulatory and accounting compliance issues; (25) Zoomcar’s exposure to operations in emerging markets where improper business practices may be prevalent; and (26) Zoomcar’s ability to obtain additional capital when necessary.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by Innovative from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. Forward-looking statements speak only as of the date they are made, and Innovative and Zoomcar disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Zoomcar’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE INTERNATIONAL ACQUISITION CORP.

By:	/s/ Mohan Ananda
Name: Mohan Ananda
Title: Chief Executive Officer

Dated: October 25, 2023